UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)  August 17, 2017

IKONICS CORPORATION

(Exact name of registrant as specified in its charter)

Minnesota	000-25727	41-0730027
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4832 Grand Avenue Duluth, Minnesota	55807
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code  (218) 628-2217

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act (17 CFR 230.405) or Rule 12b-2 of the Exchange Act (17 CFR 240.12b 2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01.           Regulation FD Disclosure.

In connection with the previously announced share repurchase plan of IKONICS Corporation (the “Company”), on August 17, 2017, the Company agreed in a privately negotiated transaction to repurchase 25,000 shares of its common stock from a greater than 10% shareholder of the Company. The aggregate price for the shares to be repurchased and sold in the transaction is $218,750. The transaction closed on August 17, 2017.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

IKONICS CORPORATION

Date: August 22, 2017	/s/ Jon Gerlach
Jon Gerlach
Chief Financial Officer
and Vice President of Finance